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                                                                  EXHIBIT 23(e)



                  CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

The Board of Directors
University Bank & Trust Company:

We consent to the use of our reports incorporated in Amendment No. 1 to Registration Statement No. 33-56627 on Form S-4 and to the reference to our firm under the heading "Experts" in the prospectus.


                                              KPMG PEAT MARWICK LLP

San Francisco, California
December 19, 1994